SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

July 6, 2007

INTEGRATED MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

Paul D. Hamm
President
Integrated Media Holdings, Inc.
10 Glenlake Parkway, Suite 130
Atlanta, GA 30328
(Address of principal executive offices)

(678) 222-3445
(Registrant’s telephone number, including area code)

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant.

Merger Involving Independent Accountants

On July 1, 2007, we were informed by Ronald N. Silberstein, CPA, PLLC ("RNS"), the independent registered public accounting firm for Integrated Media Holdings, Inc. (the "Company"), as follows:

    1.  RNS has consummated a merger (the “Merger”) with Maddox Unger, PLLC ("MU"). The name of the post-merger firm is Maddox Ungar Silberstein, PLLC ("Maddox Ungar Silberstein"), which is registered with the Public Company Accounting Oversight Board (United States); and

    2.  We are required to file this Form 8-K as notification that Maddox Ungar Silberstein succeeds RNS as our independent registered auditor.

Changes in Registrant’s Certifying Accountants

As a result of the Merger, on July 1, 2007, RNS resigned as the Company’s independent registered auditor.  The Company has engaged Maddox Ungar Silberstein as its independent registered auditor effective July 1, 2007.  The decision to change auditors was approved by the Company’s board of directors.  The Company did not consult with Maddox Ungar Silberstein on any matters prior to retaining such firm as its independent registered auditor.

RNS’s audit report on the financial statements of the Company for the fiscal year ended December 31, 2006 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal year ended December 31, 2006 contained an uncertainty about the Company’s ability to continue as a going concern.

During the year ended December 31, 2006, and through the interim period ended July 1, 2007, there were no disagreements with RNS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of RNS would have caused them to make reference thereto in their reports on the financial statements for such periods.

During the year ended December 31, 2006, and through the interim period ended July 1, 2007, RNS did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(iv)(A) and (B) of Item 304 of Regulation S-B.

On July 5, 2007, the Company provided RNS with its disclosures in this Form 8-K disclosing the resignation of RNS and requested in writing that RNS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. RNS’s response is filed as an exhibit to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Former Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Media Holdings, Inc.

By:   /s/ PAUL D HAMM
Paul D Hamm
Chief Executive Officer

Date:         July 6, 2007

RONALD N. SILBERSTEIN, C.P.A., P.L.L.C.
30201 ORCHARDLAKEROAD, SUITE 150
FARMINGTON HILLS, MICHIGAN 48334
TEL:  (248) 330-6226  ●   FAX: (248) 479-0578
Internet: www.ronscpa.com
____________________________________________

July 5, 2007

Securities and Exchange Commission
450 Fifth St., N.W.
Washington, DC 20549

RE: Integrated Media Holdings, Inc.

Ladies and Gentlemen:

We have read the statements made by Integrated Media Holdings, Inc. in Item 4.01 of the accompanying Form 8-K filed with the Securities and Exchange Commission.  We agree with the statements contained herein concerning our firm.

Very Truly Yours,

/s/ Ronald N. Silberstein, C.P.A., P.L.L.C.
Ronald N. Silberstein, C.P.A., P.L.L.C.
Farmington Hills, Michigan